UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 12, 2013

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.07     Submission of Matters to a Vote of Security Holders.

Firstbank Corporation (the "Company") held a special meeting of shareholders on December 12, 2013. At that meeting, the Company's shareholders voted on the matters set forth below:

Proposal 1: Proposal to approve the Agreement and Plan of Merger, dated as of August 14, 2013, between the Company and Mercantile Bank Corporation:

Votes for:	5,623,015
Votes against:	275,187
Abstentions:	62,365
Broker Non-Votes:	0

The Company's shareholders approved Proposal 1.

Proposal 2: Proposal to approve, on an advisory basis, the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise related to the proposed merger of the Company and Mercantile Bank Corporation:

Votes for:	4,550,666
Votes against:	1,285,738
Abstentions:	124,164
Broker Non-Votes:	0

The Company's shareholders approved, on an advisory basis, Proposal 2.

Proposal 3: Proposal to approve the adjournment of the Company's special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1:

Votes for:	5,421,313
Votes against:	453,419
Abstentions:	85,836
Broker Non-Votes:	0

There were sufficient votes and the meeting was not adjourned until after Proposal 1 and Proposal 2 had been approved.

Section 7.01     Regulation FD Disclosure.

On December 12, 2013, the Company issued a press release announcing the results of the special meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information in this Item 7.01 (including the press release) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9.01     Exhibits.

(d)       Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

99.1     Press Release dated December 12, 2013.

Important Information for Investors

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Mercantile has filed a registration statement on Form S-4 (Registration No. 333-191212) that includes a Joint Proxy Statement of Mercantile and the Company and also constitutes a prospectus of Mercantile. The registration statement, as amended, was declared effective by the SEC on November 6, 2013. The Company and Mercantile mailed the definitive Joint Proxy Statement and Prospectus to their respective shareholders in connection with the transaction on or about November 7, 2013. The Company and Mercantile may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR ARE TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MERCANTILE, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain a free copy of the joint proxy statement and prospectus and other documents containing important information about the Company and Mercantile through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's website at www.firstbankmi.com. Copies of the documents filed with the SEC by Mercantile will be available free of charge on Mercantile’s website at www.mercbank.com on the “Investor Relations” page.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words “expects” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company and Mercantile as of today’s date and are not guarantees of the future performance of the Company, Mercantile or the combined company, and actual results may vary materially from the results and expectations discussed. There is no assurance that the parties will complete the proposed merger. Payment of the contemplated special dividend is subject to the satisfaction of the closing conditions in the merger agreement, not all of which are within the control of the Company and Mercantile. The merger agreement may be terminated if the companies do not receive the necessary government approvals or if either the Company or Mercantile fails to satisfy all conditions to closing stated in the merger agreement. Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of the Company's and Mercantile’s businesses and the combined company’s ability to compete in the highly competitive banking and financial services industries.

The Company cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in the Company's and Mercantile’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. The Company undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2013	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone Samuel G. Stone Executive Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated December 12, 2013.